SECURITIES AND EXCHANGE COMMISSION
                     Washington, D.C.  20549
                       __________________

                            FORM 8-K


                         CURRENT REPORT
  Pursuant to Section 13 or 15(d) of the Securities Act of 1934



  Date of Report (Date of earliest event reported): July 6, 2004


                      Oyster Creek Group Inc.
     (Exact name of registrant as specified in its charter)


        Nevada               000-32279               76-0616471
   (State or other         (Commission         (I.R.S. Employer
     Jurisdiction         File Number)        Identification No.)
  of incorporation)




  #400, 601 W. Broadway, Vancouver, BC, Canada       V5Z 4C2
  (Address of principal executive offices)
  (Zip Code)


  Registrant's telephone number, including area code:
  (604)  675 - 6930




  ITEM 4.  Changes in Registrant's Certifying Accountant

  (a) On December 5, 2003 the Company was advised by its auditor
  Janet Loss, C.P.A., P.C. that they were resigning as the Company's auditors for the year ended June 30, 2002.

  (b) Since formation in 1999, and in any subsequent interim period, Janet Loss, C.P.A., P.C.'s reports on the Company's financial statements have not contained adverse opinions or disclaimers of opinion. Since formation in 1999, and in any subsequent interim period, there have not been any disagreements between Janet Loss, C.P.A., P.C. and the Company on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure or any reportable.


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  (c) Janet Loss, C.P.A., P.C. furnished the Company with a letter addressed to the Company detailing their reasons for resigning.
  The Company delivered a copy of this 8-K report to Janet Loss, C.P.A., P.C. on July 6, 2004.

  (d) On July 1, 2004 the Board of Directors of the Company appointed Beckstead and Watts LLC as independent auditors of the Company for the fiscal years ended June 30, 2002; June 30, 2003 and June 30, 2004. Prior to the engagement of Beckstead and Watts LLC, neither the Company nor anyone on its behalf consulted with such firm regarding the application of accounting principles to a specified transaction whether completed or uncompleted, or type of audit opinion that might be rendered on the Company.

  ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA INFORMATION AND EXHIBITS

  (a) Exhibits

       1.0   Letter on Change in Certifying Accountant

                             SIGNATURES

       Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                     OYSTER CREEK GROUP INC.

    July 6, 2004                    By:  /s/ J. P. Beehner
        (Date)                         Name: J. P.Beehner
                                           Title:  President




















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                            EXHIBIT 1.0


                      JANET LOSS, C.P.A., P.C.
                    CERTIFIED PUBLIC ACCOUNTANT
                     1780 SOUTH BELLAIRE STREET
                             SUITE 500
                          DENVER, CO 80210
                (303) 782   0878(303) 782   0899 FAX

  December 5, 2003

  Oyster Creek Group Inc.
  5577 CR 203
  Liverpool, TX 77577

  Dear Sirs:
       RE: RESIGNATION OF AUDITOR

  Because of the advent of the Sarbanes   Oxley Act and the
  increased registration requirements and exposure to the potential liability, we have decided that our firm would not seek registration with the Public Company Oversight Accounting Board and as a result, we find ourselves unable to continue as your Independent Public Accountant.

  In accordance with Regulation S-K 304, we resign as auditor of The Madonna Corporation effective immediately. We confirm that we have issued a standard auditor's report for the past two years with no qualifications or modifications. We also confirm that there has been no disagreements with management on any accounting issues or that a change was recommended by the Board of Directors or the Audit Committee.

  Please contact us if you have any questions or concerns.

  Yours truly,
  /s/ Janet Loss, C.P.A., P.C.
       Janet Loss, CPA

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